                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material under Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)).

                                   PPOL, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not applicable
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          (1)  Title of each class of securities to which transaction applies:

               ________________________________________________________________

          (2)  Aggregate number of securities to which transaction applies:

               ________________________________________________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               ________________________________________________________________

          (4)  Proposed maximum aggregate value of transaction:

               ________________________________________________________________

          (5)  Total fee paid:

               ________________________________________________________________

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     Amount Previously Paid:
     ___________________________________________________________________________

     Form, Schedule or Registration Statement No.:
     ___________________________________________________________________________

     Filing Party:
     ___________________________________________________________________________

     Date Filed:
     ___________________________________________________________________________

                                   PPOL, INC.
                              1 CITY BOULEVARD WEST
                                    SUITE 870
                            ORANGE, CALIFORNIA 92868
                                 _______________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 26, 2004
                                 _______________


To the Shareholders of PPOL, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of PPOL, Inc., a California corporation (the "Company"), will be held at the Westin Hotel at South Coast Plaza, located at 686 Anton Boulevard, Costa Mesa, California 92626 on Monday, July 26, 2004 at 10:00 a.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

         1. To elect seven (7) directors of the Company each to serve a term of one (1) year and until their successors are duly elected and qualified;

         2. To approve and ratify the appointment of Stonefield Josephson, Inc. as independent auditors of the Company for the fiscal year ending March 31, 2005; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only Shareholders of record at the close of business on June 15, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of such Shareholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the Secretary of the Company, 1 City Boulevard West, Suite 870, Orange, California 92868 for a period of ten (10) days prior to the Annual Meeting.

         A copy of the Company's Annual Report for the fiscal year ended March 31, 2004, which contains consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the Annual Meeting and further information regarding each proposal to be made.

         SHAREHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                             By Order of the Board of Directors,

                                             /S/ NOBUO TAKADA

                                             Nobuo Takada
                                             CHAIRMAN OF THE BOARD

Orange, California
June 25, 2004

                                   PPOL, INC.
                              1 CITY BOULEVARD WEST
                                    SUITE 870
                            ORANGE, CALIFORNIA 92868
                                 _______________

                                 PROXY STATEMENT

           APPROXIMATE DATE PROXY MATERIAL FIRST SENT TO SHAREHOLDERS:

                                  JUNE 30, 2004
                                 _______________

                  ANNUAL MEETING OF SHAREHOLDERS--JULY 26, 2004

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         This Proxy Statement is furnished by the Board of Directors of PPOL, Inc., a California corporation (the "Board" and the "Company," respectively), in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on Monday, July 26, 2004, at 10:00 a.m. local time, at the Westin Hotel at South Coast Plaza located at 686 Anton Boulevard, Costa Mesa, California 92626 and at any adjournments or postponements thereof. Our principal executive office is 1 City Boulevard West, Suite 870, Orange, California 92868 and our telephone number is
(714) 221-7250. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Shareholders.

ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS FOR WHICH NO DIRECTION IS SPECIFIED.

                  GENERAL INFORMATION ABOUT THE ANNUAL MEETING

         The close of business on June 15, 2004 has been fixed as the record date for the determination of Shareholders entitled to receive notice of and to vote at the Annual Meeting. On that date, the Company's outstanding voting securities consisted of 17,993,752 shares of Common Stock. On all matters that come before the Annual Meeting, each stockholder or his or her proxy will be entitled to one (1) vote for each share of Common Stock held by the stockholder on the record date.

         If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

         The holders of a majority of the Company's stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions will be counted for purposes of determining if a quorum is present at the Annual Meeting for the transaction of business. Accordingly, if you have returned valid proxy instructions or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker nominee votes will be counted as present or represented for purposes of determining the presence of a quorum.

         Abstentions are included in determining the number of shares voted on the proposals submitted to Shareholders (other than the election of directors) and will have the same effect as a vote against such proposals. Although broker "non-votes" and abstentions will be counted for the purposes of attaining a quorum for Proposal One (to elect Yoshihiro Aota, Robert Brasch, Naota Hamaguchi, Lowell Hattori, Yoshikazu Ohashi, Hideo Ohkubo and Nobuo Takada as directors), directors are elected by a plurality of the votes of the shares of Common Stock represented and voted at the Annual Meeting and, therefore, broker non-votes and abstentions will have no effect on the outcome of the election of directors. Abstentions and broker non-votes will be included in determining the number of shares voted on Proposal Two (to approve and ratify the appointment of Stonefield Josephson, Inc. as independent auditors of the Company for the fiscal year ending March 31, 2005) and will have the same effect as a vote against such proposal.

         If any shareholder gives notice at the Meeting prior to commencement of voting that the shareholder intends to cumulate his or her votes, then the directors shall be elected by the cumulative voting method. In such event, the shareholders shall have the right to cast that number of votes equal to the number of shares which they hold multiplied by the number of directors to be elected by them, i.e., for the purpose of this election, three votes for each share. Each shareholder may cast the whole number of votes for one candidate, or distribute them among two or more candidates. The persons named in the accompanying proxy will have discretionary authority to cumulate votes in the election of directors in favor of one or more candidates.

         Toshiaki Shimojo, Nobuo Takada or either of them will serve as proxy holders, each with full power of substitution, at the annual shareholders meeting of stockholders to be held on July 26, 2004. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the following recommendations of our Board of
Directors:

         o "FOR" the election of Yoshihiro Aota, Robert Brasch, Naota Hamaguchi, Lowell Hattori, Yoshikazu Ohashi, Hideo Ohkubo and Nobuo Takada to serve for one (1) year and until their successors are duly elected and qualified; and

         o        "FOR" approval and ratification of Stonefield Josephson, Inc.
                  as our independent auditors for the fiscal year ending March 31, 2005.

         We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by (i) delivering a written notice of revocation to the principal financial officer of the Company, (ii) filing a duly executed proxy bearing a later date with the Company or (iii) attending the Annual Meeting and voting in person.

         The costs of this solicitation will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company's Common Stock. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, either personally, by telephone, facsimile or other means.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS


GENERAL

         The Bylaws of the Company provide that the Board of Directors is to be fixed at no less than three (3) and no more than seven (7) directors. The current number of directors is currently fixed at seven (7).

         The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if any nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board of Directors may recommend in the place of such nominee.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
          NOMINEES FOR ELECTION AS MEMBERS OF THE BOARD OF DIRECTORS.

VOTING INFORMATION

         Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect all nominees proposed by the Board. A stockholder submitting a proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. If a quorum is present and voting, the nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected to the Board. An abstention from voting on this matter by a stockholder, while included for purposes of calculating a quorum for the Annual Meeting, has no effect. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they too will have no effect on the vote. The persons designated in the enclosed proxy will vote your shares FOR each nominee unless instructions otherwise are indicated in the enclosed proxy.

         Each nominee has agreed to serve the Company as a director if elected. However, should the nominee become unwilling or unable to serve if elected, the Proxy agents named in the proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend.

CURRENT DIRECTORS AND NOMINEES

        The following table sets forth the name, age and other information of current directors and nominees:

                                                                      STANDING FOR
                                                                     REELECTION OR
NAME                              DIRECTOR SINCE     TERM EXPIRES       ELECTION        INDEPENDENT
----                              --------------     ------------       --------        -----------

CURRENT DIRECTORS
-----------------
Yoshihiro Aota             59          2002              2004              Yes              No
Yoichi Awagakubo*          44          2004              2004              No               No
Nobuo Takada               56          2002              2004              Yes              No

NOMINEES
--------
Robert Brasch              66           --                --               Yes              Yes
Naota Hamaguchi            43           --                --               Yes              Yes
Lowell Hattori             66           --                --               Yes              Yes
Yoshikazu Ohashi           63           --                --               Yes              Yes
Hideo Ohkubo               49           --                --               Yes              No

*Mr. Yoichi Awagakubo replaced Mr. Kazushige Shimizu in January 2004 as a director and CFO.


         The following is a brief background summary for each of the current and nominee directors:

         Mr. Yoshihiro Aota has been the President and a director of AJOL since 1994 and is a driving force behind AJOL's membership growth in the Acube community. Prior to AJOL, Mr. Aota worked for Forval Corporation which is the majority shareholder in PPOL, Inc. While at Forval Corporation, Mr. Aota directed Forval's business strategy, PC business and NW business. Prior to Forval Corporation, Mr. Aota was in charge of business planning and administration of Katena Corporation, a Japanese Corporation. Mr. Aota holds a Bachelor of Science degree from Tokyo University.

         Mr. Yoichi Awagakubo has more than 25 years of experience, primarily in corporate planning. He was most recently Director and General Manager of Corporate Planning Development at Forval Corporation, where he served for 18 years in various management positions. Previously, Mr. Awagakubo was with Japan Radio Co., Ltd. from 1979 to 1985.

         Mr. Brasch is a graduate of Columbia University with over 30 years of business and banking experience. He began his career in banking and in 1983 became the founding president and CEO of World Trade Bank. In 1987 Mr. Brasch founded Pacific Partners, Inc. where he continues today as its President to identify and develop new business opportunities for Asian companies in the United States and for American companies in Asia, particularly focusing on strategic alliances between Japanese and American companies. Mr Brasch is fluent in English, German and Japanese.

        Mr. Naota Hamaguchi is Founder, President and CEO of JCI, an international consulting firm with offices in Tokyo, Japan and Dallas Texas, specializing in assisting companies conduct business, primarily in Japan and the U.S., and startups expanding their business on a global business. He has also assisted 15 startups go public in the US and Japan. Prior to forming JCI in July, 1992, he was associated with Price Waterhouse for two years and KPMG Peat Marwick for eight years in Dallas, Texas where he assisted Japanese companies doing business in the US. He serves as Board member on various non-profit organizations dedicated to promoting business and friendship between the US and Japan. Mr. Hamaguchi received his Masters degree from the University of Texas in Management and Administrative Sciences and his BBS from Soka University.

         Mr. Lowell Hattori is the Founder and Principle of Hattori & Associates which provides international trade and business consultation to firms seeking diversification into overseas markets. Mr. Hattori is a CPA with in depth knowledge in financial, planning and operational matters gained in his public accounting and private industry experiences. Mr. Hattori led Fortin Industries, Inc. into the U.K, France and Tokyo after which Westinghouse Electric Corporation acquired the company due to its success. Mr. Hattori was also a Director of the Japanese Practice Unit of Price Waterhouse where his main function was business development of Japanese companies in the United States. Mr. Hattori earned an MBA from UCLA and holds a BS degree from Widener University.

         Dr. Yoshikazu Ohashi has been with Cognex Corporation, the worlds leading supplier of machine vision systems, or computers that can "see" since 1992. He currently serves as Advisor to Cognex's Japanese subsidiary. Previously, he was Marketing Manager, and was involved in global marketing covering Japan, US, Europe and Asia. Prior to joining Cognex, Dr. Ohashi held various positions as a research scientist and educator at prestigious organizations such as Arco Oil and Gas, University of Pennsylvania, NASA and Carnegie Institution of Washington. He obtained his Ph.D. from Harvard University in Earth and Planetary Sciences. His MS and BS are from Tokyo University.

         Mr. Ohkubo established Shin Nihon Kouhan in 1980 which later became known as Forval Corporation (Forval). Today, Forval is one of Japan's leading telecommunications companies providing hardware, software and related services to meet Japan's growing demand in these important areas. Mr. Ohkubo has served as Forval's President since 1980, leading Forval throughout its continuing growth. He is the author of a book titled "Learn from Bushido, 48 rules" and earned the First Entrepreneur Grand Prize by the New Business Conference. Mr. Ohkubo holds a Bachelors degree from Kokugakuin University.

         Mr. Nobuo Takada joined Daiwa Securities in 1970 as a staff analyst in the Research department and has held various positions in research, corporate finance, trading and information systems at Daiwa Securities offices in Kyoto, Tokyo, and Geneva, Switzerland. In 1992, Mr. Takada founded Aston Holdings, an investment firm in Tokyo, Japan. In 1996, Mr. Takada formed Boston Advisory Services, an investment advisory firm in Tokyo, Japan, where he currently serves as its CEO. Mr. Takada is the CEO of Leo Global Fund, which holds approximately 36% of PPOL's common shares. Mr. Takada holds an MBA from Indiana University and a B.S. in Economics from Doshisha University.

         The Company believes that each current director standing for reelection and nominees standing for election to the board will be able to serve. If any nominee becomes unable or unwilling to serve, Proxies may be voted for the election of such person or persons as the Board of Directors determines.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held fourteen meetings during the fiscal year ended March 31, 2004. Mr. Takada and Mr. Aota attended all of the meetings of the Board of Directors. Mr. Awagakubo attended three of the four meetings held since he became a director in January 2004. Mr. Shimizu attended all 10 meetings held during his time as a director. The current Board consists of three individuals who are also employees of the Company, its subsidiary or one of its major shareholders.

        The Board currently does not have any committees. The Company intends to fill its committees with independent directors. The Company does not have any independent directors at the current time. However, there are 4 independent director-nominees standing for election at the annual shareholders meeting. Upon election of these independent, non-employee directors, the Company intends to form or reconstitute three (3) committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following describes each intended committee and its intended function upon formation. All members of these committees will be independent, non-employee directors.

         During the fiscal year ended March 31, 2004, the Board performed the responsibilities of the Audit Committee. The functions of the Audit Committee, upon reconstitution of independent directors, will include reviewing and supervising the financial controls of the Company, making recommendations to the Board of Directors regarding the Company's independent accountants, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company's financial controls, acting upon recommendations of the independent accountants and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company. The members of the Audit Committee will be "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Company currently does not have a financial expert on the audit committee because it currently does not yet have any independent directors to serve that role. The Company will identify the financial expert, if at all, after the shareholders meeting if and when the independent nominees become elected.

        Upon formation, the Compensation Committee's functions will include reviewing with management cash and other compensation policies for employees, making recommendations to the Board of Directors regarding compensation matters and determining compensation for the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. In addition, the Compensation Committee will administer the Company's stock plans and determine the terms and conditions of issuances of awards thereunder.

       Upon formation, the Nominating and Corporate Governance Committee will make recommendations to the Board regarding the size and composition of the Board, establish procedures for the nomination process, recommend candidates for election to the Board of Directors and nominate officers for appointment by the Board. In addition, the Committee will review and report to the Board on a periodic basis with regard to matters of corporate governance. The Committee will consider nominees recommended by security holders and evaluate those nominees. Security holders making such a nomination must deliver the recommendation in writing to the principal financial officer of the Company.

                                  PROPOSAL TWO

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected the accounting firm of Stonefield Josephson, Inc. to serve as its independent accountants for the fiscal year ending March 31, 2005. Stonefield Josephson, Inc. has audited the Company's financial statements from the fiscal years ended March 31, 2000 through March 31, 2004. A proposal to ratify the appointment of Stonefield Josephson, Inc. for the current year will be presented at the Annual Meeting. Representatives of Stonefield Josephson, Inc. may be present at the Annual Meeting. If present, they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Shareholders.

         The decision to appoint Stonefield Josephson, Inc. was based on the recommendation of the Board. Before making its recommendation, the Board carefully considered the firm's qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, the issues, if any, raised by the most recent quality control review, and the reputation for integrity and competence of the firm in the fields of accounting and auditing. The Board's review also included matters required to be considered under the SEC's Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that they will not impair the independence of the accountants. The Board expressed its satisfaction with Stonefield Josephson, Inc. in all of these respects.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
                      APPOINTMENT OF INDEPENDENT AUDITORS.

VOTING INFORMATION

         Ratification of the selection requires the affirmative vote by a majority of the shares of Common Stock having voting power present in person or represented by proxy at the Annual Meeting. An abstention from voting on this matter by a Shareholder, is included for purposes of calculating a quorum and has the effect of a vote against the ratification of Stonefield Josephson, Inc. as our independent auditors. In addition, broker "non-votes," also counted for purposes of attaining a quorum, have the effect of a vote against the ratification of Stonefield Josephson, Inc. as our independent auditors. The persons designated in the enclosed proxy will vote your shares FOR approval of the resolution unless instructions to the contrary are indicated in the enclosed proxy. Notwithstanding its selection, the Board, in its discretion, may appoint new independent auditors at any time during the year if the Board believes that such a change would be in the best interests of the Company and its Shareholders. If the Shareholders do not ratify the appointment of Stonefield Josephson, Inc., the Board may reconsider its selection.

         The Company incurred the following fees to Stonefield Josephson, Inc. during the 2004 and 2003 fiscal years:

                                            2004         2003
                                         ---------    ---------

                  Audit fees               75,000       63,000
                  Tax fees                     --           --
                  All other fees               --      100,000 *
                                         ---------    ---------
                                           75,000      163,000
                                         =========    =========

         * For services rendered in conjunction with the Company filing its registration statement on Form 10 with the SEC.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The Company did not engage Stonefield Josephson, Inc. for financial information systems design and implementation, as defined in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, during the most recent fiscal year.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of March 31, 2004, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) any person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities, (ii) each director, (iii) each of the named executive officers, as defined below, and (iv) all current directors and executive officers of the Company as a group. As of March 31, 2004, there were 17,993,752 shares of issued and outstanding Common Stock.

                                              NUMBER OF SHARES
                                               OF COMMON STOCK           PERCENT OF TOTAL
     NAME AND ADDRESS                        BENEFICIALLY OWNED (1)        COMMON STOCK
     5% SHAREHOLDERS
     Forval Corporation (2)
     Aoyama Oval Bldg., 3rd Fl.
     5-52-2 Jingu-mae, Shibuya-ku
     Tokyo, Japan  150-001                       10,547,594                   58.62 %

     Leo Global Fund (3)
     Mori Bldg, 3F Toranomon 11
     6-4 Toranomon, 2-Chome
     Minato-Ku, Tokyo, Japan 105-0001             6,437,280                   35.78 %

     DIRECTORS AND OFFICERS
     Nobuo Takada (5)
     Mori Bldg, 3F Toranomon 11
     6-4 Toranomon, 2-Chome
     Minato-Ku, Tokyo, Japan 105-0001             6,437,280 (4)               35.78 % (4)

     Yoshihiro Aota
     Aoyama Oval Bldg., 3rd Fl.
     5-52-2 Jingu-mae, Shibuya-ku
     Tokyo, Japan  150-001                           20,000                    0.11 %

     Peter Pomeroy
     1 City Boulevard West,  Suite 870
     Orange, California 92868                             0                       0 %

     Yoichi Awagakubo
     1 City Boulevard West,  Suite 870
     Orange, California 92868                             0                       0 %

---------------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(2) Forval Corporation has sole voting and investment power of the shares beneficially owned by it.

(3) Mr. Nobuo Takada, the chief executive officer of Leo Global Fund has the power to vote Leo Global Fund's ownership of shares in the Company. The majority owner of Leo Global Fund is AJOO, a leading distributor of AJOL. Forval Corporation does not have any equity interest in AJOO.

(4) Inclusive of the 6,437,280 shares owned by Leo Global Fund for which Mr. Nobuo Takada serves as its chief executive officer. Mr. Takada has the power to vote Leo Global Fund's shares in the Company.

(5) Mr. Takada will be stepping down from the post of CEO as of the annual shareholder meeting, but will stand for reelection as a director.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

        The following sets forth certain information regarding the executive officers of the Company.

NAME                                  AGE                     POSITION
------------------------              ---             -----------------------
Nobuo Takada                           56             Chief Executive Officer
Yoshihiro Aota                         59             Chief Operating Officer
Peter Pomeroy*                         50             President
Yoichi Awagakubo                       44             Chief Financial Officer

* - Peter Pomeroy took over responsibilities as president in April 2004 from Yoshihiro Aota who continues as Director and Chief Operating Officer for PPOL.

COMPENSATION OF EXECUTIVE OFFICERS

A.       THE COMPANY

         Up to and including the Company's last fiscal year ended March 31, 2004, current executive officers of the Company had not received any compensation. The former Chief Financial Officer, Kazushige Shimizu, had received $90,000 in salary during the fiscal year ended March 31, 2004.

B.       AJOL (THE COMPANY'S WHOLLY OWNED SUBSIDIARY)

         The following table sets forth the compensation of AJOL's "Named Executive Officers," which consist of a) all persons serving as the chief executive officer during the fiscal year and b) the four (4) most highly compensated individuals serving at the end of the fiscal year, in addition to the chief executive officer:

                                            SUMMARY ANNUAL COMPENSATION TABLE
                                            ---------------------------------
                                    FISCAL
NAME AND PRINCIPAL POSITION          YEAR       SALARY ($)     BONUS ($)          TOTAL
-------------------------------
Yoshihiro Aota                       2004       $ 177,405      $ 274,430        $ 451,835
President, CEO and Director          2003       $ 164,357      $ 221,439        $ 385,796
                                     2002       $ 157,807      $ 216,283        $ 374,090
Manabu Nakamura                      2004       $ 108,813      $  35,410        $ 144,223
Director                             2003       $ 100,809      $  32,806        $ 133,615
                                     2002       $  98,465      $  32,042        $ 130,507
Masao Yamamoto                       2004       $ 109,242      $  35,410        $ 144,652
Director                             2003       $ 101,305      $  32,806        $ 134,111
                                     2002       $  98,946      $  32,043        $ 130,988
Nobuyuki Iishi                       2004       $  92,250      $  21,246        $ 114,496
Supervisor                           2003       $  22,499      $  32,059        $  54,558
                                     2002       $      --      $      --        $      --
Shoji Otani                          2004       $  63,343      $  12,394        $  75,737
Supervisor                           2003       $  49,591      $  26,817        $  76,408
                                     2002       $  47,028      $  28,681        $  75,709

OPTION GRANTS IN LAST FISCAL YEAR

         As previously reported, the Company established a stock option plan in March 2004 (the "2004 Plan"). In accordance with the 2004 Plan, the Company is authorized to issue incentive stock options and non-qualified stock options for up to 2,000,000 shares of the Company's common stock. A copy of the Plan is attached in Exhibit A to this proxy statement and is included for informational purposes only. Shareholders are not being asked to vote on the adoption of this plan.

         The Plan is intended to encourage stock ownership by employees and directors of the Company so that they may acquire or increase their proprietary interest in the Company and to encourage such employees and directors to remain in the employ of the Company and to put forth maximum efforts for the success of the Company's business. There were 1,220,000 options granted on March 25, 2004 which will vest 100% two years after their grant date.

                                               Percent of
                                                 total
                                                options
                                               granted to
                                                employees        Exercise
                                 Number of        in the         price per
                Name              options       fiscal year        share       Expiration Date
        --------------------    -----------    -------------    ------------   ---------------
        Yoshihiro Aota           1,000,000       81.97%            $4.00        March 25, 2014

        Nobuo Takada                50,000        4.10%            $4.00        March 25, 2014

        Masao Yamamoto              40,000        3.28%            $4.00        March 25, 2014

        Toshiaki Shimojo            30,000        2.46%            $4.00        March 25, 2014

        Yuji Kamata                 20,000        1.64%            $4.00        March 25, 2014

        Nobuyuki Iishi              40,000        3.28%            $4.00        March 25, 2014

        Manabu Nakamura             40,000        3.28%            $4.00        March 25, 2014
                                -----------

        Total                    1,220,000
                                ===========

         Reference is made to Note 1 and Note 6 of the Company's financial statements for the year ended March 31, 2004 (which is included in the annual report on Form 10-K and which is being delivered with this Proxy Statement) for more detailed information regarding the Company's 2004 Plan.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         PPOL entered into an employment agreement with Peter Pomeroy on April 22, 2004. This agreement provides for annual compensation to Mr. Pomeroy in the sum of $156,000 and bonuses of 5% of capital raised by the Company from April 22, 2004 through August 31, 2004. Additionally, the agreement calls for the Company to recommend to the Board of Directors, with its sole and absolute discretion, that 716,000 stock options be granted to Mr. Pomeroy with a vesting schedule through March 31, 2006 as defined in the agreement and at exercise price(s) and expiration(s) to be determined. In exchange, Mr. Pomeroy will provide exclusive services to the Company and fulfill the role and responsibilities of President as defined in the agreement.

         AJOL, the Company's wholly owned subsidiary, has entered into employment agreements with Masao Yamamoto, Manabu Nakamura and Nobuyuki Iishi for the term July 1, 2003 through June 30, 2004. Each agreement provides for annual compensation to Mr. Yamamoto, Mr. Nakamura and Mr. Iishi in the sum of approximately $115,000 per year. Under the agreements, each of the employees will provide services to the Company in the area of sales, sales support, office duties, counting, production, distribution, operations technology, and such other responsibilities assigned to each of these individuals by AJOL.

         Additionally, AJOL has an employment agreement with Hiroko Miyazawa. The agreement is for the term commencing July 1, 2003 and terminating June 30, 2004. The agreement provides Ms. Miyazawa with monthly compensation of approximately $4,200 and a bonus twice a year based on monthly compensation of one (1) to three (3) months. The bonus is discretionary and may be paid, if at all, based upon AJOL's results of operations. Additionally, Ms. Miyazawa is entitled to reimbursement of business travel at the rate of approximately $57 per day. Under the agreement, Ms. Miyazawa will provide services to the Company in the area of sales, sales support, office duties, counting, production, distribution, operations technology, and such other responsibilities assigned to her by AJOL.

COMPENSATION OF DIRECTORS

         The Company reimburses directors for travel and other out-of-pocket expenses incurred in attending Board meetings. The Company did not pay cash compensation to its directors during the fiscal year ended March 31, 2004 with the exception of $30,000 paid to Nobuo Takada for his director responsibilities.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file certain reports of ownership with the Securities and Exchange Commission (the "SEC") and with the National Association of Securities Dealers, Inc. Such officers, directors and shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, all reports required to be filed during fiscal year ended March 31, 2004 pursuant to Section 16(a) of the Exchange Act by directors, executive officers and 10% shareholders have been filed.

CODE OF ETHICS

         The Company adopted a code of ethics applicable to all of its directors, officers and employees which is a "code of ethics" as defined by the applicable rules of the Securities and Exchange Commission (SEC). This code of ethics is found as exhibit 14 to our 10-K for fiscal 2004 as filed with the SEC. If the Company makes any amendments to this code of ethics other than technical, administrative or other non-substantive amendments, or grants any waiver, including implicit waivers, from a provision of this code of ethics, the Company will disclose the nature of the amendments or waivers, its effective date and to whom it applies in a report on Form 8-K filed with the SEC.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         The Company entered into separate agreements with Forval and Leo Global Fund, its two majority shareholders, to provide research on investment opportunities and market trends in the United States. The agreements specifically call for the Company to provide research on: 1) US trends and products in the communications and information technology area, 2) the market for broadband services and related infrastructure and hardware in the US, 3) research of US market trends with respect to business and matters of interest to Leo Global Fund and other subsidiaries of Forval, 4) formation of strategic alliances and partnerships with synergistic US businesses, 5) other related research on matters of interest to Forval and Leo Global Fund, and 6) investment opportunities. The total consideration for these services was $483,858 which was received by the Company in fiscal 2003. As the services for this consideration were not completed until fiscal 2004, the associated revenue for this was not recognized until fiscal 2004. There is no assurance that the Company will receive such projects from Forval and Leo Global Fund in the future.

         AJOL, the Company's wholly owned subsidiary, purchased office equipment from Forval Corporation, the Company's majority shareholder, for the fair market value of approximately $68,000.

STOCK PERFORMANCE

         The Company's Common Stock began trading on the Over the Counter Bulletin Board (OTCBB) during the third fiscal quarter on October 14, 2003. The outstanding shares of Common Stock are currently held by approximately 1,828 shareholders of record. The Company is currently quoted on the OTC Bulletin Board system ("OTCBB"), and can be located on the OTCBB under the symbol "PPLC." The following chart lists the high and low closing stock price range from the Company's market makers. These over-the-counter market quotations reflect the inter-deal prices without retail mark-up, markdown, or commissions and may not necessarily represent actual transactions.

                  Year Ended March 31, 2004                High         Low
                  ------------------------------------   ---------    --------

                  Prior to October 14, 2003                   n/a         n/a

                  October 14, 2003 - December 31, 2003      $4.50       $3.30

                  Fourth Quarter*                           $4.50       $3.30

* January 1, 2004 to March 31, 2004

         The declaration of any dividends in the future by the Company is subject to the discretion of our board of directors and will depend upon various factors, including our net earnings, financial condition, cash requirements, future projects and other factors deemed relevant by our board of directors. PPOL has not paid any cash or other dividends on its common stock since its inception and currently does not intend to pay dividends in the foreseeable future.

ANNUAL REPORT ON FORM 10-K

         At the Company's cost, with the exception of associated exhibits charged at $0.15 per page if requested, an annual report on Form 10-K as filed with the SEC for the year ended March 31, 2004 is being mailed concurrently with this Proxy statement to all shareholders as of the Record Date.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Shareholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. Proposals of Shareholders intended to be presented at the Company's next annual meeting of Shareholders must be received by the Company (Attention: Chief Financial Officer, at the principal offices of the Company), no later than February 28, 2005, for inclusion in the Company's proxy statement and form of proxy for that meeting. Stockholder proposals are also subject to the Company's Bylaws, which may be amended from time to time.

                                  OTHER MATTERS

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Any proxy in which no direction is specified will be voted in favor of each of the nominees and the matters to be considered.

         The Board of Directors does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

         COPIES OF THE COMPANY'S RECENT REPORTS ON FORM 10-K, EXCLUDING ASSOCIATED EXHIBITS CHARGED AT $0.15 PER PAGE, AND FORM 10-Q AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST TO THE COMPANY AT: PPOL, INC., 1 CITY BOULEVARD WEST, SUITE 870, ORANGE, CALIFORNIA 92868, TELEPHONE NUMBER (714) 221-7250.



                                             By Order of the Board of Directors,


                                             /S/ NOBUO TAKADA

                                             Nobuo Takada
                                             CHAIRMAN OF THE BOARD

Orange, California
June 25, 2004

Exhibit A

                                   PPOL, INC.

                            2004 STOCK INCENTIVE PLAN

         1. PURPOSES OF THE PLAN. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company's business.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "ADMINISTRATOR" means the Board or any of the Committees appointed to administer the Plan.

                  (b) "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

                  (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

                  (d) "ASSUMED" means that (i) pursuant to a Corporate Transaction defined in Section (q)(i), (q)(ii) or (q)(iii), the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction or (ii) pursuant to a Corporate Transaction defined in Section (q)(iv) or (q)(v), the Award is expressly affirmed by the Company.

                  (e) "AWARD" means the grant of an Option, Restricted Stock, or other right or benefit under the Plan.

                  (f) "AWARD AGREEMENT" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

                  (g) "BOARD" means the Board of Directors of the Company.

                  (h) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

                  (i) "CHANGE IN CONTROL" means a change in ownership or control of the Company effected through either of the following transactions:

                           (i) the direct or indirect acquisition by any person
or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

                           (ii) a change in the composition of the Board over a
period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

                  (j) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (k) "COMMITTEE" means any committee appointed by the Board to administer the Plan.

                  (l) "COMMON STOCK" means the common stock of the Company.

                  (m) "COMPANY" means PPOL, Inc., a California corporation.

                  (n) "CONSULTANT" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

                  (o) "CONTINUING DIRECTORS" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six
(36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                  (p) "CONTINUOUS SERVICE" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

                  (q) "CORPORATE TRANSACTION" means any of the following transactions:

                           (i) a merger or consolidation in which the Company is
not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                           (ii) the sale, transfer or other disposition of all
or substantially all of the assets of the Company;

                           (iii) the complete liquidation or dissolution of the
Company;

                           (iv) any reverse merger in which the Company is the
surviving entity but in which securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                           (v) acquisition in a single or series of related
transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

                  (r) "COVERED EMPLOYEE" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

                  (s) "DIRECTOR" means a member of the Board or the board of directors of any Related Entity.

                  (t) "DISABILITY" means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

                  (u) "EMPLOYEE" means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

                  (v) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (w) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation The NASDAQ National Market or The NASDAQ Small Cap Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Common Stock is regularly quoted on an
automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                           (iii) In the absence of an established market for the
Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

                  (x) "Good Reason" means the occurrence after a Corporate Transaction or Change in Control of any of the following events or conditions unless consented to by the Grantee (and the Grantee shall be deemed to have consented to any such event or condition unless the Grantee provides written notice of the Grantee's non-acquiescence within 30 days of the effective time of such event or condition):

                           (i) a change in the Grantee's responsibilities or
duties which represents a material and substantial diminution in the Grantee's responsibilities or duties as in effect immediately preceding the consummation of a Corporate Transaction or Change in Control;

                           (ii) a reduction in the Grantee's base salary to a
level below that in effect at any time within six (6) months preceding the consummation of a Corporate Transaction or Change in Control or at any time thereafter; or

                           (iii) requiring the Grantee to be based at any place
outside a 50-mile radius from the Grantee's job location [or residence] prior to the Corporate Transaction or Change in Control except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Corporate Transaction or Change in Control.

                  (y) "GRANTEE" means an Employee, Director or Consultant who receives an Award under the Plan.

                  (z) "IMMEDIATE FAMILY" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

                  (aa) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

                  (bb) "NON-QUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

                  (cc) "OFFICER" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (dd) "OPTION" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

                  (ee) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (ff) "PERFORMANCE-BASED COMPENSATION" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

                  (gg) "PLAN" means this 2004 Stock Incentive Plan.

                  (hh) "REGISTRATION DATE" means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.

                  (ii) "RELATED ENTITY" means any Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

                  (jj) "REPLACED" means that (i) pursuant to a Corporate Transaction defined in Section 2(q)(i), 2(q)(ii) or 2(q)(iii), the Award is replaced with a comparable stock award or a cash incentive program of the successor entity thereof which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award or
(ii) pursuant to a Corporate Transaction defined in Section 2(q)(iv) or 2(q)(v), the Award is replaced with a comparable stock award or a cash incentive program of the Company thereof which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

                  (kk) "RESTRICTED STOCK" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

                  (ll) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

                  (mm) "SHARE" means a share of the Common Stock.

                  (nn) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. STOCK SUBJECT TO THE PLAN.

                  (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 2,000,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

                  (b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan.

         4. ADMINISTRATION OF THE PLAN.

                  (a) PLAN ADMINISTRATOR.

                           (i) ADMINISTRATION WITH RESPECT TO DIRECTORS AND
OFFICERS. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                           (ii) ADMINISTRATION WITH RESPECT TO CONSULTANTS AND
OTHER EMPLOYEES. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

                           (iii) ADMINISTRATION WITH RESPECT TO COVERED
EMPLOYEES. Notwithstanding the foregoing, as of and after the date that the exemption for the Plan under Section 162(m) of the Code expires, as set forth in
Section 18, below, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

                           (iv) ADMINISTRATION ERRORS. In the event an Award is
granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

                  (b) POWERS OF THE ADMINISTRATOR. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                           (i) to select the Employees, Directors and
Consultants to whom Awards may be granted from time to time hereunder;

                           (ii) to determine whether and to what extent Awards
are granted hereunder;

                           (iii) to determine the number of Shares or the amount
of other consideration to be covered by each Award granted hereunder;

                           (iv) to approve forms of Award Agreements for use
under the Plan;

                           (v) to determine the terms and conditions of any
Award granted hereunder;

                           (vi) to amend the terms of any outstanding Award
granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

                           (vii) to construe and interpret the terms of the Plan
and Awards, including, without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

                           (viii) to establish additional terms, conditions,
rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

                           (ix) to take such other action, not inconsistent with
the terms of the Plan, as the Administrator deems appropriate.

         5. ELIGIBILITY. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

         6. TERMS AND CONDITIONS OF AWARDS.

                  (a) DESIGNATION OF AWARD. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

                  (b) CONDITIONS OF AWARD. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

                  (c) ACQUISITIONS AND OTHER TRANSACTIONS. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

                  (d) DEFERRAL OF AWARD PAYMENT. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award (but only to the extent that such deferral programs would not result in an accounting compensation charge unless otherwise determined by the Administrator). The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

                  (e) SEPARATE PROGRAMS. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

                  (f) INDIVIDUAL OPTION LIMIT. Following the date that the exemption from application of Section 162(m) of the Code described in Section 18 (or any exemption having similar effect) ceases to apply to Awards, The maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company shall be 100,000 Shares. In connection with a Grantee's commencement of Continuous Service, a Grantee may be granted Options for up to an additional 1,000,000 Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option is canceled, the canceled Option shall continue to count against the maximum number of Shares with respect to which Options may be granted to the Grantee. For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.

                  (g) EARLY EXERCISE. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

                  (h) TERM OF AWARD. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary of the Company, the term of the Incentive Stock Option shall be five
(5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

                  (i) TRANSFERABILITY OF AWARDS. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferable by will and by the laws of descent and distribution, and during the lifetime of the Grantee, by gift or pursuant to a domestic relations order to members of the Grantee's Immediate Family to the extent and in the manner determined by the Administrator.

                  (j) TIME OF GRANTING AWARDS. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.

         7. AWARD EXERCISE OR PURCHASE PRICE, CONSIDERATION AND TAXES.

                  (a) EXERCISE OR PURCHASE PRICE. The exercise or purchase price, if any, for an Award shall be as follows:

                           (i) In the case of an Incentive Stock Option:

                                    (A) granted to an Employee who, at the time
of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                                    (B) granted to any Employee other than an
Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Non-Qualified Stock Option, the
per Share exercise price shall be not less than [EIGHTY-FIVE PERCENT (85%)] of the Fair Market Value per Share on the date of grant [UNLESS OTHERWISE DETERMINED BY THE ADMINISTRATOR].

                           (iii) In the case of Awards intended to qualify as
Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                           (iv) In the case of other Awards, such price as is
determined by the Administrator.

                           (v) Notwithstanding the foregoing provisions of this
Section 7(a), in the case of an Award issued pursuant to Section 6(c), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

                  (b) CONSIDERATION. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

                           (i) cash;

                           (ii) check;

                           (iii) delivery of Grantee's promissory note with such
recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

                           (iv) surrender of Shares or delivery of a properly
executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

                           (v) with respect to Options, payment through a
broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                           (vi) any combination of the foregoing methods of
payment.

                  (c) TAXES. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

         8. EXERCISE OF AWARD.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER.

                           (i) Any Award granted hereunder shall be exercisable
at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

                           (ii) An Award shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

                  (b) EXERCISE OF AWARD FOLLOWING TERMINATION OF CONTINUOUS SERVICE.

                           (i) An Award may not be exercised after the
termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

                           (ii) Where the Award Agreement permits a Grantee to
exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

                           (iii) Any Award designated as an Incentive Stock
Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

         9. CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

         10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

         11. CORPORATE TRANSACTIONS

                  (a) TERMINATION OF AWARD TO EXTENT NOT ASSUMED IN CORPORATE TRANSACTION. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

                  (b) ACCELERATION OF AWARD UPON CORPORATE TRANSACTION OR CHANGE IN CONTROL.

         Except as provided otherwise in an individual Award Agreement, in the event of any Corporate Transaction or Change in Control, there will not be any acceleration of vesting or exercisability of any Award.

         12. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

         13. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

                  (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

                  (c) No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee.

         14. RESERVATION OF SHARES.

                  (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. NO EFFECT ON TERMS OF EMPLOYMENT/CONSULTING RELATIONSHIP. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee's Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee's Continuous Service has been terminated for Cause for the purposes of this Plan.

         16. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

         17. STOCKHOLDER APPROVAL. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

         18. Effect of Section 162(m) of the Code. The Plan, and all Awards issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury

Regulation Section 1.162-27(f), in the form existing on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. Under such Treasury Regulation, this exemption is available to the Plan for the duration of the period that lasts until the earlier of (i) the expiration of the Plan, (ii) the material modification of the Plan, (iii) the exhaustion of the maximum number of shares of Common Stock available for Awards under the Plan, as set forth in
Section 6(a), (iv) the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Company first becomes subject to the reporting obligations of Section 12 of the Exchange Act, or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. To the extent that the Administrator determines as of the date of grant of an Award that (i) the Award is intended to qualify as Performance-Based Compensation and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.